                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.   )

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-12

                                  MISONIX, INC.
             -------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


          ------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1)   Title of each class of securities to which transaction applies:

    2)   Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4)   Proposed maximum aggregate value of transaction:

    5)   Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount Previously Paid:

    2)   Form, Schedule or Registration Statement No.:

    3)   Filing Party:

    4)   Date Filed:

                                  MISONIX, INC.
                            -------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            -------------------------
                                FEBRUARY 6, 2001

TO THE SHAREHOLDERS OF
MISONIX, INC.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of MISONIX, INC., a New York corporation (the "Company"), will be held at the Huntington Hilton Hotel, 598 Broad Hollow Road, Melville, New York 11747 on Tuesday, February 6, 2001 at 10:00 a.m., or at any adjournment thereof, for the following purposes:

         1.   To elect four Directors to the Board of Directors;

         2. To consider and vote upon approval of the 2001 Employee Stock Option Plan;

         3. To ratify the selection of KPMG, LLP as the Company's independent accountants; and

         4. To consider and act upon such other business as may properly come before this meeting or any adjournment thereof.

         The above matters are set forth in the Proxy Statement attached to this Notice to which your attention is directed.

         Only shareholders of record on the books of the Company at the close of business on January 4, 2001 will be entitled to vote at the Annual Meeting of Shareholders or at any adjournment thereof. You are requested to sign, date and return the enclosed Proxy at your earliest convenience in order that your shares may be voted for you as specified.

                                              By Order of the Board of Directors

                                                       RICHARD ZAREMBA
                                                          Secretary

Dated:   January 5, 2001
         Farmingdale, New York

                                  MISONIX, INC.
                                1938 New Highway
                           Farmingdale, New York 11735
                            -------------------------
                                 PROXY STATEMENT
                            -------------------------
                         ANNUAL MEETING OF SHAREHOLDERS
                            Tuesday, February 6, 2001
                            -------------------------

         The Annual Meeting of Shareholders of MISONIX, INC. (the "Company") will be held on Tuesday, February 6, 2001 at the Huntington Hilton Hotel, 598 Broad Hollow Road, Melville, New York 11747 at 10:00 a.m. for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. THE ENCLOSED PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 6, 2001 AND AT ANY ADJOURNMENTS OF SUCH MEETING. The approximate date on which this proxy statement and the enclosed proxy are being first mailed to shareholders is January 5, 2001.

         If a proxy in the accompanying form is duly executed and returned, the shares represented by such proxy will be voted as specified. Any person executing a proxy may revoke it prior to its exercise either by letter directed to the Company or in person at the Annual Meeting.

VOTING RIGHTS

         On January 4, 2001 (the "Record Date"), the Company had outstanding 6,119,317 shares of its only class of voting securities, namely common stock, $.01 par value per share (the "Common Stock"). Shareholders are entitled to one vote for each share registered in their names at the close of business on the Record Date. The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of Directors and the ratification of KPMG, LLP as the Company's independent accountants; the affirmative vote of a majority of the votes cast at the Annual Meeting is required for the approval of the 2001 Employee Stock Option Plan; on all other matters which may come before the Annual Meeting, the affirmative vote of a majority of the votes cast at the Annual Meeting is required. For purposes of determining whether proposals have received a majority vote, abstentions will not be included in the vote totals and, in instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy ("broker non-votes"), those votes will not be included in the vote totals. Therefore, abstentions and broker non-votes will be counted in the determination of a quorum and (i) will have no effect on the vote for the election of Directors or ratification of KPMG, LLP and (ii) will have the effect of a vote against approval with respect to the 2001 Employee Stock Option Plan.

                               SECURITY OWNERSHIP

         The following table sets forth as of December 8, 2000 certain information with regard to the ownership of the Company's Common Stock by (i) each beneficial owner of more than 5% of the Company's Common Stock; (ii) each Director and nominee for Director; (iii) each executive officer named in the "Summary Compensation Table" below; and (iv) all executive officers and Directors of the Company as a group. Unless otherwise stated, the persons named in the table have sole voting and investment power with respect to all Common Stock shown as beneficially owned by them.

       Name and Address(1)               Common Stock            Percent
                                       Beneficially Owned       of Class

Howard Alliger                               790,608(2)            12.7%
Gary Gelman                                  755,750(3)            11.2%
Arthur Gerstenfeld                           100,100(4)             1.6%
Michael A. McManus, Jr.                      496,950(5)             7.6%
Ronald Manna                                  97,894(6)             1.6%
Christopher Thomas                            21,262(7)              *
Richard Zaremba                               26,370(8)              *
All executive officers and Directors       2,294,434(9)            31.0%(10)
as a group (eight persons)

*Less than 1%
(1) Except as otherwise stated, the business address of each of the named individuals in this table is c/o MISONIX, INC., 938 New Highway, Farmingdale, New York 11735.
(2) Includes 115,000 shares of Common Stock which Mr. Alliger has the right to acquire upon exercise of stock options, which are currently exercisable.
(3) Includes 603,500 shares of Common Stock which Mr. Gelman has the right to acquire upon exercise of stock options, which are currently exercisable.
(4) Includes 58,000 shares of Common Stock which Mr. Gerstenfeld has the right to acquire upon exercise of stock options, which are currently exercisable.
(5) Includes 425,000 shares of Common Stock which Mr. McManus has the right to acquire upon exercise of stock options, which are currently exercisable.
(6) Includes 45,000 shares of Common Stock which Mr. Manna has the right to acquire upon exercise of stock options, which are currently exercisable.
(7) Includes 19,500 shares of Common Stock which Mr. Thomas has the right to acquire upon exercise of stock options, which are currently exercisable.
(8) Includes 7,500 shares of Common Stock which Mr. Zaremba has the right to acquire upon exercise of stock options, which are currently exercisable.
(9)   Includes the shares of Common Stock indicated in notes (2), (3), (4), (5),
      (6) (7) and (8) and 5,500 shares of Common Stock which officers of the Company own and/or have a right to acquire upon exercise of stock option which are currently exercisable.
(10) Based upon 6,119,317 outstanding shares of Common Stock and presently exercisable options to acquire 1,278,500 shares of Common Stock held by the persons noted.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

         The Company currently has four Directors, all of whom are to be elected at the Annual Meeting. The term of each Director expires at the Annual Meeting, with Messrs. Alliger, Gelman, Gerstenfeld and McManus standing for reelection for a term of one year. The following table contains information regarding all Directors and executive officers of the Company:

                                                                        Director
Name                       Age   Position with Company                    Since
----                       ---   ---------------------                    -----

Gary Gelman                53    Chairman of the Board                     1995
                                 Of Directors

Howard Alliger             73    Director                                  1971

Arthur Gerstenfeld         72    Director                                  1992

Michael A. McManus, Jr.    57    Director, President,                      1998
                                 Chief Executive Officer

Richard Zaremba            45    Vice President, Chief                      --
                                 Financial Officer, Secretary
                                 and Treasurer

Kenneth Coviello           49    Vice President, Medical Marketing          --
                                 and Sales

Ronald Manna               46    Vice President - Operations                --

Christopher Thomas         38    Vice President - Mystaire Products         --

Gregory Homison            53    Vice President - Industrial Products       --

         PRINCIPAL OCCUPATIONS AND BUSINESS EXPERIENCE OF DIRECTORS AND
                               EXECUTIVE OFFICERS

         The following is a brief account of the business experience for the past five years of the Company's Directors:

GARY GELMAN, the founder of American Claims Evaluation, Inc., a publicly traded company engaged in auditing hospital bills and providing vocational rehabilitational counseling, has been Chairman of the Board and a Director of that company for more than ten years. Since, 1973, Mr. Gelman has also been Chief Executive Officer of American Para Professional Systems, Inc., a privately held entity, which provides nurses who perform physical examinations of applicants for life and/or health insurance for insurance companies. He received a BA degree from Queens College. Mr. Gelman became Chairman of the Board of the Company in March 1996.

HOWARD ALLIGER founded the company's predecessor in 1955 and the Company was a sole proprietorship until 1960. The Company name then was Heat Systems-Ultrasonics. Mr. Alliger was President of the Company until 1982 and Chairman of the Board until 1996. He has been awarded 25 patents and has published various papers on ultrasonic technology. In 1959, Mr. Alliger sold the first sonicator in the United States. For three years, ending in 1991, Mr. Alliger was the President of the Ultrasonic Industry Association. Mr. Alliger holds a BA degree in economics from Allegheny College and attended Cornell University School of Engineering for four years. He has also established, and is President of, two privately held entities which are engaged in pharmaceutical research and development.

ARTHUR GERSTENFELD is currently Professor of Industrial Engineering and Professor of Management at Worcester Polytechnic Institutes, Worcester, Massachusetts. Dr. Gerstenfeld received his Ph.D. and Masters degrees from Massachusetts Institute of Technology (Sloan School of Management). He has edited and authored seven books and approximately forty articles focusing on innovation and productivity. Dr. Gerstenfeld's industry experience has been as founder, CEO, and Chairman of the Board of UFA, Inc. He is the holder of four patents on which that company is based.

MICHAEL A. MCMANUS, JR. became President and Chief Executive Officer of the Company on October 30, 1998. Prior to this, he served as President and Chief Executive Officer of New York Bancorp Inc. from 1991 through March 1998 and as a director of such company from 1990 through March 1998. He also served as President and Chief Executive Officer of Home Federal Savings Bank, the principal subsidiary of New York Bancorp Inc., from February 1995 through March 1998. From 1990 through November 1991, Mr. McManus was President and Chief Executive Officer of Jamcor Pharmaceuticals Inc. Mr. McManus served as an Assistant to the President of the United States from 1982 to 1985 and held positions with Pfizer Inc. and Revlon Group. Mr. McManus received a BA in economics from the University of Notre Dame and a JD from the Georgetown University Law Center. He serves as a member of the Board of Directors of the United States Olympic Committee, Document Imaging System, Corp., National Wireless Holdings, Inc., and Novavax, Inc.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THESE NOMINEES AS DIRECTORS.

         The following is a brief account of the business experience for the past five years of the Company's executive officers.

MICHAEL A. MCMANUS, JR. became President and Chief Executive Officer of the Company on October 30, 1998. Prior to this, he served as President and Chief Executive Officer of New York Bancorp Inc. from 1991 through March 1998 and as a director of such company from 1990 through March 1998. He also served as President and Chief Executive Officer of Home Federal Savings Bank, the principal subsidiary of New York Bancorp Inc., from February 1995 through March 1998. From 1990 through November 1991, Mr. McManus was President and Chief Executive Officer of Jamcor Pharmaceuticals Inc. Mr. McManus served as an Assistant to the President of the United States from 1982 to 1985 and held positions with Pfizer Inc. and Revlon Group. Mr. McManus received a BA in economics from the University of Notre Dame and a JD from the Georgetown University Law Center. He serves as a member of the Board of Directors of the United States Olympic Committee, Document Imaging System, Corp., National Wireless Holdings, Inc., and Novavax, Inc.

RICHARD ZAREMBA became Vice President and Chief Financial Officer in February 1999. Mr. Zaremba became Secretary and Treasurer in March 1999. From March 1995 to February 1999, he was the Vice President and Chief Financial Officer of Comverse Information Systems, Inc., a manufacturer of digital voice recording systems. Previously, Mr. Zaremba was Vice President and Chief Financial Officer of Miltope Group, Inc., a manufacturer of electronic equipment. Mr. Zaremba is a licensed certified public accountant in the State of New York and holds BBA and MBA degrees in Accounting from Hofstra University.

KENNETH COVIELLO became Vice President of Medical Products in June 2000. Prior to joining the Company, he was Vice President-Sales and Marketing at FNC Medical Corp. Mr. Coviello was Vice President of Graham Field Health Products, Inc. from 1992 - 1998 and President of Lumex, a medical products manufacturer and a division of Lumex/Cybex Inc., from 1986 to 1991. Mr. Coviello holds a BS degree in Marketing from Long Island University.

RONALD MANNA became Vice President - Operations of the Company in September 1989. For more than three years prior thereto, Mr. Manna served as the Director of Engineering of the Company. Mr. Manna holds a BS degree in mechanical engineering from Hofstra University.

CHRISTOPHER THOMAS became Vice President of Mystaire Products in January 1999. For three years prior thereto, he served as Director of Air Pollution Technology. Prior to his employment with the Company, Mr. Thomas was an account representative for the Business Imaging Systems Division of Eastman Kodak Company. Mr. Thomas holds a BS degree in General Science from Villanova University.

GREGORY HOMISON became Vice President of Industrial Products in August 1999. From November 1998 to August 1999, he was Senior Program Director, IntraMed Educational Group of Sudler & Hennessey Advertising. From August 1995 to March 1998, Mr. Homison was Senior Vice President of Pall Corporation, a manufacturer of biomedical products. Previously, Mr. Homison held various sales and marketing positions with Pall Corporation. Mr. Homison holds BS, MS and Ph.D. degrees in Biological Sciences from Columbia University.

                                  PROPOSAL TWO

                 APPROVAL OF THE 2001 EMPLOYEE STOCK OPTION PLAN

2001 EMPLOYEE STOCK OPTION PLAN

         On October 30, 2000 the Board of Directors adopted, subject to approval of the shareholders, the 2001 Employee Stock Option Plan (the "2001 Employees' Plan"). The following description of the 2001 Employees' Plan is qualified in its entirety by reference to the text of the 2001 Employees' Plan, a copy of which is annexed hereto as Exhibit "A".

PURPOSE

         The purpose of the 2001 Employees' Plan is to provide an incentive to key employees (including employee directors and officers who are key employees) of the Company, and to offer an additional inducement in obtaining the services of such individuals.

ADMINISTRATION OF THE 2001 EMPLOYEES' PLAN

         The 2001 Employees' Plan is administered by a committee of the Board of Directors consisting of non-employee directors (the "Committee"). The Committee is authorized, subject to the provisions of the 2001 Employees' Plan, to determine the employees who will receive options under the 2001 Employees' Plan, the number of shares of Common Stock subject to each option and the terms of those options, and to interpret the 2001 Employees' Plan and to make such rules and regulations relating to the 2001 Employees' Plan as the Committee may deem proper.

SHARES OF STOCK SUBJECT TO THE
2001 EMPLOYEES' PLAN AND EXERCISE PRICE

         Options granted under the 2001 Employees' Plan may be (i) Incentive Stock Options under the provisions and subject to the limitations of Section 422 of the Internal Revenue Code or (ii) non-qualified Stock Options. The 2001 Employees' Plan permits the granting of an aggregate of 1,000,000 shares of Common Stock at a price equal to not less than one hundred percent (100%) of the fair market value of the Common Stock on the date that the option is granted. Further, no Incentive Stock Option may be granted to an employee owning Common Stock having more than 10% of the voting power of the Company unless the option price for such employee's option is at least 110% of the fair market value of the Common Stock subject to the option at the time the option is granted and the option is not exercisable after five years from the date of granting. No option may be granted under the 2001 Employees' Plan after the tenth anniversary of the adoption of the 2001 Employees Plan. Options may be granted through October 29, 2010.

         Upon the granting of any option, the optionee must enter into a written agreement with the Company setting forth the terms upon which the option may be exercised. Such an agreement sets forth the length of the term of the option and the timing of its exercise as determined by the Committee. In no event shall the length of an option extend beyond ten years from the date of its grant. An optionee may exercise an option by delivering payment to the Company in cash, previously acquired shares of Common Stock, surrender of options or a combination thereof.

         Under the 2001 Employees' Plan, if the employment of any person to whom an option has been granted is terminated for any reason other than the death or disability of the optionee, the optionee may exercise within ninety days of such termination such options as the optionee could have exercised if his or her employment had continued for such ninety day period. If the optionee dies while employed by the Company or its subsidiaries, or during a period after termination of employment in which the optionee could exercise an option, the optionee's beneficiary may exercise the option within one year of the date of the optionee's death but in no event may the option be exercised later than the date on which the option would have expired if the optionee had lived. If the termination is by reason of disability, the optionee may exercise the option, in whole or in part, at any time within one year following such termination of employment, but in no event may the option be exercised later than the date on which the option would have expired if the optionee had not been terminated for disability. Notwithstanding the above, an optionee terminated either (a) for cause or (b) without the consent of the Company may not exercise his or her outstanding options.

FEDERAL INCOME TAX CONSEQUENCES

         With respect to the tax effects of Incentive Stock Options, the optionee does not recognize any taxable income when the option is granted or exercised. If no disposition of shares issued to an optionee pursuant to the exercise of an Incentive Stock Option is made by the optionee within two years from the date of grant and within one year after the transfer of such shares to the optionee then (a) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as long-term capital gain and any loss sustained will be a long-term capital loss and (b) no deduction will be allowed to the Company for Federal income tax purposes. The exercise of an Incentive Stock Option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

         If shares acquired upon the exercise of an Incentive Stock Option are disposed of prior to the expiration of the two year and one year holding periods described above (a "Disqualifying Disposition") generally (a) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized upon the sale of such shares) over the option price thereof, and (b) the Company will be entitled to deduct such amount, subject to applicable withholding requirements. Any further gain realized will be taxed as short-term or long-term capital gain and will not result in any deduction by the Company. A Disqualifying Disposition will eliminate the item of tax preference associated with the exercise of the Incentive Stock Option.

         If an optionee is permitted to, and does, make the required payment of the option price by delivering shares, the optionee generally will not recognize any gain as a result of such delivery, but the amount of gain, if any, which is not so recognized will be excluded from his basis in the new shares received. However, the use by an optionee of shares previously acquired pursuant to the exercise of an Incentive Stock Option to exercise an Incentive Stock Option will be treated as a taxable disposition if the transferred shares are not held by the optionee for the requisite holding period described above.

         With respect to the tax effects of non-qualified options, a recipient of options incurs no income tax liability as a result of having been granted those options. The exercise by an individual of a stock option normally results in the immediate realization of income by the individual of the difference between the market value of the shares which are being purchased on the date of exercise and the price being paid for such shares. The amount of such income also is deductible by the Company. If the exercise price is paid in whole or in part in shares, no income, gain or loss is recognized by a director or former director on the receipt of shares equal in number to the shares delivered in payment of the exercise price, and the fair market value of the remainder of the shares received upon exercise of the option, determined as of the date of exercise, less the amount of cash, if any, paid upon exercise, is treated as compensation income received by the director or former director.

         Under current law an individual who sells shares which were acquired upon the exercise of options will receive long-term capital gains or loss treatment, if the individual has held such shares for longer than one year following the date of such exercise, on gain or loss equal to the difference between the price for which such shares were sold and the market value of the shares on the date of the exercise. If the individual has held the shares for one year or less the gain or loss will be treated as short-term capital gain or loss.

AMENDMENTS TO THE 2001 EMPLOYEES' PLAN

         The 2001 Employees' Plan may be terminated, suspended, or modified at any time by the Board of Directors, but no amendment increasing the maximum number of shares of Common Stock for which options may be granted (except to reflect a stock split, stock dividend or other distribution), materially increasing the benefits accruing to an optionee or changing the class of persons eligible to be optionees shall be made without first obtaining approval by a majority of the shares of the Company voting thereon. No termination, suspension or modification of the 2001 Employees' Plan shall adversely affect any right previously acquired by the optionee or other beneficiary under the 2001 Employees' Plan without such optionee's or beneficiary's consent.

         Options granted under the 2001 Employees' Plan may not be transferred other than by will or by the laws of descent and distribution or a qualified domestic relations order and, during the optionee's lifetime, may be exercised only by the optionee.

PLAN BENEFITS

         The benefits or amounts that will be received by or allocated to any participants are not now determinable. No options under the 2001 Employee's Plan have been granted. The following chart is supplied in accordance with the rules of the Securities and Exchange Commission:

                         2001 EMPLOYEE STOCK OPTION PLAN


                         Name and                  Dollar          Number
                    Principal Position            Value($)        of Units
                    ------------------            --------        --------

Michael A. McManus, Jr., President and CEO            0               0

Executive Group                                       0               0

Non-Executive Director Group                         0(1)             0

Nominees for Director                                 0               0

Non-Executive Officer Employee Group                  0               0

--------------------
(1) The number of units and dollar value are shown as zero for the named group because non-employee directors are not eligible to participate in the 2001 Employees' Plan, although they are required by the rules and regulations of the Securities and Exchange Commission to be listed in the table.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE 2001 EMPLOYEE STOCK OPTION PLAN.

                                      * * *

MEETINGS OF THE BOARD OF DIRECTORS

         During the last fiscal year ended June 30, 2000, the Board of Directors held four meetings and the Stock Option Committees held four meetings. The Audit Committee met twice and the Compensation Committee met once during the last fiscal year. No Director attended less than 75% of the aggregate of the total number of meetings of the Board of Directors and meetings of Committees of which they were a member that were held during the Company's last fiscal year.

COMMITTEES OF THE BOARD

         Currently, the only standing committees of the Board of Directors of the Company are its Stock Option Committees, the Audit Committee and the Compensation Committee. The Stock Option Committee for both the 1996 Employee Stock Option Plan and the 1998 Employee Stock Option Plan consists of Messrs. Gelman, Alliger and Gerstenfeld. The Stock Option Committees for both the 1991 Employee Stock Option Plan and the 1996 Non-Employee Director Stock Option Plan consist of Messrs. Gelman, McManus, Alliger and Gerstenfeld, the entire Board of Directors. The Stock Option Committees are responsible for administering the Company's stock option plans.

         The Audit Committee consists of Messrs. Gelman and Gerstenfeld. The functions of the Audit committee are to recommend to the Board of Directors the selection, retention, or termination of its independent accountants; determine through consultation with management the appropriateness of the scope of the various professional services provided by the independent accountants, and consider the possible effect of the performance of such services on the independence of the accountants; review the arrangements and the proposed overall scope of the annual audit with management and the independent accountants; discuss matters of concern to the audit committee with the independent accountants and management relating to the annual financial statements and results of the audit; obtain from management, the independent accountants and the Chief Financial Officer their separate opinions as to the adequacy of the Company's system of internal accounting control; review with management and the independent accounts the recommendations made by the accountants with respect to changes in accounting procedures and internal accounting control; discuss with management any concerns the Audit Committee may have with regard to the Company's business practices; hold regularly scheduled meetings, separately and jointly, with representatives of management, the independent accountants and the Chief Financial Officer to make inquiries in to and discuss their activities; and review the overall activities of the Company's internal auditors.

         The Compensation Committee consists of Messrs. Gelman and Alliger. The Compensation Committee is responsible for considering and authorizing remuneration arrangements for senior management.

DIRECTOR COMPENSATION

         Each non-employee Director receives an annual fee of $20,000. In addition, Mr. Gelman receives a special Chairman's fee of $15,000 per year. For the fiscal year ended June 30, 2000, there were no options granted to non-employee Directors. Each non-employee Director is also reimbursed for reasonable expenses incurred while traveling to attend meetings of the Board of Directors or while traveling in furtherance of the business of the Company.

                             EXECUTIVE COMPENSATION

         The following report and the performance graph on page 15 do not constitute soliciting materials and are not considered filed or incorporated by reference into any other of the Company's filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, unless the Company states otherwise.

                      REPORT OF THE COMPENSATION COMMITTEE

         COMPENSATION POLICIES. The principal goal of the Company's compensation program as administered by the Board of Directors is to help the Company attract, motivate and retain the executive talent required to develop and achieve the Company's strategic and operating goals with a view to maximizing shareholder value. The key elements of this program and the objectives of each element are as follows:

         BASE SALARY. Base salaries paid to the Company's executive officers are intended to be competitive with those paid to executives holding comparable positions in the marketplace.

Individual performance and the Company's performance are considered when setting salaries within the range for each position. Annual reviews are held and adjustments are made based on attainment of individual goals in a manner consistent with operating and financial performance.

         BONUSES. Annual cash bonuses are intended to motivate performance by creating the potential to earn incentive awards that are contingent upon personal and business performance. The Company sets goals of revenue and profitability for each group.

         LONG TERM INCENTIVES. The Company provides its executive officers with long-term incentive compensation through grants of stock options under the Company's stock option plans. The grant of stock options aligns the executive's interest with those of the Company's shareholders by providing the executive with an opportunity to purchase and maintain an equity interest in the Company's stock and to share in the appreciation of its value. In fiscal 2000, there were no options to purchase Common Stock granted to the Company's executive officers.

         CEO'S COMPENSATION. Michael A McManus is entitled to receive an annual base salary of $275,000 and received a bonus of $250,000 on November 1, 2000. Mr. McManus is entitled to receive a minimum bonus of $250,000 and a maximum bonus of $350,000 per year based on the Company's pretax operating earnings. Mr. McManus also received options to purchase 250,000 shares of Common Stock at a purchase price of $7.375 per share. The factors involved in determining the CEO's compensation are the Company's revenues and profits, his lengthy experience and business acumen, his responsibilities, and the efforts exerted by him in performance of his duties. The options to purchase the 250,000 shares are fifty percent vested with the balance to vest on November 2, 2001. The options expire on the tenth anniversary of the date of grant.

Reported upon by the Compensation Committee

         Gary Gelman
         Howard Alliger

The following table sets forth for the fiscal years indicated the compensation paid by the Company to its Chief Executive Officer and other executive officers with annual compensation exceeding $100,000:

                           SUMMARY COMPENSATION TABLE

                                                                                Long Term
                                       Annual Compensation(1)                   Compensation
                                       ----------------------                   ------------

                                                                                Securities
Name and                       Fiscal Year                                      Underlying
Principal Position             Ended June 30       Salary ($)  Bonus ($)        Options (#)
------------------             -------------       ----------  ---------        -----------
Michael A. McManus Jr.              2000             250,000    250,000                 0
President and Chief                 1999             166,667          0           300,000
Executive Officer                   1998                   0          0                 0

Richard Zaremba                     2000             129,096      5,000                 0

                                       11

Vice President, Chief               1999              46,875          0            15,000
Financial Officer, Secretary        1998                   0          0                 0
And Treasurer

Ronald Manna, Vice                  2000             113,808     15,000                 0
President of Operations             1999             107,481          0            20,000
                                    1998              95,000          0            25,000

Christopher Thomas                  2000              87,348     10,000                 0
President of Mystaire               1999             111,013          0            15,000
Products                            1998             124,150          0                 0

(1) No other annual compensation is shown because the amounts of perquisites and other non-cash benefits provided by the Company do not exceed the lesser of $50,000 or 10% of the total annual base salary and bonus disclosed in this table for the named officer.

EMPLOYMENT AGREEMENTS

         The Company has entered into an employment agreement with Mr. McManus providing for his employment as President and Chief Executive Officer. The term of the agreement expires on October 31, 2002 and is automatically renewable for one year periods unless notice is given by the Company or Mr. McManus that it or he declines to renew the agreement. The agreement provides for an annual salary of $275,000 and a Company provided automobile. The agreement also provides for an annual bonus based on the Company's pretax operating earnings of up to $350,000 with a minimum guaranteed bonus of $250,000. Pursuant to the agreement, Mr. McManus was granted options to purchase 250,000 shares of the Company's Common Stock at an exercise price of $7.375 per share. Fifty percent of such options were exercisable on November 2, 2000 with the balance of the options becoming exercisable on November 2, 2001. Mr. McManus will also receive such benefits as are general provided to other executives of the Company. Upon the occurrence of certain "Changes in Control" events (as defined in the agreement), Mr. McManus will receive a one-time payment equal to his annual base salary and a bonus of no less than $250,000.

         In conformity with the Company's policy, all of its Directors, officers and employees execute confidentiality and nondisclosure agreements upon the commencement of employment with the Company. The agreements generally provide that all inventions or discoveries by the employee related to the Company's business and all confidential information developed or made known to the employee during the term of employment shall be the exclusive property of the Company and shall not be disclosed to third parties without prior approval of the Company. Mr. Manna has an agreement with the Company which provides for the payment of six months severance upon his termination for any reason. Mr. Zaremba has an agreement for payment of six months annual base salary upon a change in control of the Company. The Company's employment agreement with Mr. McManus also contains non-competition provisions that preclude him from competing with the Company for a period of 18 months from the date of his termination of employment.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table contains information concerning options granted to executive officers named in the Summary Compensation Table during the fiscal year ended June 30, 2000:
                                INDIVIDUAL GRANTS

                           Number of Securities      % of Total Options
                           Underlying Options        Granted to Employees       Exercise         Expiration
Name                       Granted (#)               in Fiscal Year             Price ($/sh)     Date
----                       -----------               --------------             ------------     ----
Michael A. McManus Jr.              0                         0                   0                n/a
Richard Zaremba                     0                         0                   0                n/a
Ronald Manna                        0                         0                   0                n/a
Christopher Thomas                  0                         0                   0                n/a

OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

         No options were exercised by any executive officer named in the Summary Compensation Table during the fiscal year ended June 30, 2000. The following table contains information concerning the number and value, at June 30, 2000, of exercised and unexercised options held by executive officers names in the Summary Compensation Table:

                                                     Number of Securities Underlying    Value of Unexercised In-The-
                  Shares Acquired   Value            Unexercised Options at FY-End (#)  Money Options at FY-End ($)
Name              on Exercise (#)   Realized ($)(1)  (Exercisable/Unexercisable)        (Exercisable/Unexercisable)(2)
----              ---------------   ---------------  ---------------------------        ------------------------------
Michael A. McManus Jr.     0        0                300,000 / 0                        $960,500 / -

Richard Zaremba            0        0                7,500 / 7,500                      36,450 / 36,450

Ronald Manna               0        0                17,500 / 35,000                    72,000 / 42,525

Christopher Thomas         0        0                19,500 / 7,500                     56,610 / 36,450

(1) "Value realized" is calculated by determining the difference between the fair market value of the Common Stock on the date the options are exercised and the exercise price of the options.
(2) Fair market value of underlying securities (the closing price of the Company's Common Stock on the National Association of Securities Dealers Automated Quotation System) at fiscal year end (June 30, 2000) minus the exercise price.

STOCK OPTIONS

         In September 1991, in order to attract and retain persons necessary for the success of the Company, the Company adopted a stock option plan (the "1991 Plan") which covers up to 375,000 shares of Common Stock. Pursuant to the 1991 Plan, officers, Directors, consultants and key employees of the Company are eligible to receive incentive and/or non-incentive stock options. At June 30, 2000, options to purchase 40,500 shares of Common Stock were outstanding under the 1991 Plan at exercise prices ranging from $2.17 to $6.78 per share and options to purchase 334,500 shares of Common Stock had been exercised or canceled.

In March 1996, the Board of Directors approved the 1996 Employee Incentive Stock Option Plan covering an aggregate of 450,000 shares of Common Stock (the "1996 Plan") and the 1996 Non-Employee Director Stock Option Plan (the "1996 Directors Plan") covering an aggregate of 1,125,000 shares of Common Stock of the Company. At June 30, 2000, options to purchase 336,020 shares of Common Stock were outstanding at exercise prices ranging from $3.07 to $18.50 under the 1996 Plan and options to acquire 823,500 shares of Common Stock were outstanding at exercise prices ranging from $0.73 to $3.07 under the 1996 Directors Plan. At June 30, 2000, options to purchase 224,325 shares of Common Stock under the 1996 Plan have been exercised or canceled. At June 30, 2000, no options to purchase shares of Common Stock under the 1996 Directors Plan have been exercised or canceled.

         In October 1998, the Board of Directors adopted the 1998 Employee Stock Option Plan (the "1998 Plan") covering an aggregate of 500,000 shares of Common Stock of the Company. At June 30, 2000, options to purchase 154,000 shares of Common Stock were outstanding under the 1998 Plan at exercise prices ranging from $3.07 to $5.50 per share. At June 30, 2000, 4,000 options granted under the 1998 Plan have been canceled.

         The plans are administered by the Board of Directors with the right to designate a committee. The selection of participants, allotments of shares, determination of price and other conditions relating to options are determined by the Board of Directors, or a committee thereof, in its sole discretion. Incentive stock options granted under the plans are exercisable for a period of up to ten years from the date of grant at an exercise price which is not less than the fair market value of the Common Stock on the date of the grant, except that the term of an incentive stock option granted under the plans to a shareholder owning more than 10% of the outstanding Common Stock may not exceed five years and its exercise price may not be less than 110% of the fair market value of the Common Stock on the date of grant.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Mr. Gelman, the Chairman of the Board of Directors, and Mr. Alliger are the members of the Compensation Committee. No Company executive officer currently serves on the Compensation Committee or any similar committee of another public company, one of whose executive officers sits on the Compensation Committee of the Company.

SHARE PERFORMANCE GRAPH

         The following graph compares the cumulative total return on the Company's Common Stock during the last five fiscal years with the NASDAQ Total U.S. and Foreign Return Index and the NASDAQ Medical Device Manufacturers Index during the same period. The graph shows the value, at the end of each of the last five fiscal years, of $100 invested in the Common Stock or the indices on June 30, 1996. The graph depicts the change in value of the Company's Common Stock relative to the noted indices as of the end of each fiscal year and not for any interim period. Historical stock price performance is not necessarily indicative of future stock price performance.

                                                    1996     1997     1998      1999   2000
                                                    ----     ----     ----      ----   ----
MISONIX, INC.                                        100      215      225       177    218
NASDAQ Total U.S. & Foreign Return Index             100      122      159       225    333
NASDAQ Medical Devices, Instruments and Supplies     100       97      113       152    174
    Index

                                [CHART OMITTED]

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires the Company's officers, Directors and persons who own more than ten percent of a registered class of the Company's equity securities ("Reporting Persons") to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. (the "NASD"). These Reporting Persons are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file with the SEC and NASD. Based solely on the Company's review of the copies of the forms it has received, the Company believes that all Reporting Persons complied on a timely basis with all filing requirements applicable to them with respect to transactions during fiscal year 2000.

                                   PROPOSAL 3

                                   ACCOUNTANTS

The Board of Directors has recommended retaining the firm KPMG, LLP to act as the Company's independent accountants. The accounting firm of KPMG, LLP is different from the accounting firm selected in prior years which was Ernst & Young LLP. The prior accounting firm (Ernst & Young LLP) for the past two years did not qualify, disclaim or have an adverse opinion on the Company's financial statements. The Audit Committee has consented, subject to shareholder approval, to the change of accountants from Ernst & Young LLP to KPMG, LLP. A representative of KPMG, LLP is expected to be available either personally or by telephone hookup at the Annual Meeting to respond to appropriate questions from shareholders and will be given the opportunity to make a statement if he desires to do so.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE SELECTION OF KPMG, LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS.

                            MISCELLANEOUS INFORMATION

         As of the date of this Proxy Statement, the Board of Directors does not know of any business other than that specified above to come before the Annual Meeting, but, if any other business does lawfully come before the Annual Meeting, it is the intention of the persons names in the enclosed Proxy to vote in regard thereto in accordance with their judgement.

         The Company will pay the cost of soliciting proxies in the accompanying form and as set forth below. In addition to solicitation by use of the mails, certain officers and regular employees of the Company may solicit proxies by telephone, telegraph or personal interview without additional remuneration therefor.

                              SHAREHOLDER PROPOSALS

         Shareholder proposals with respect to the Company's next Annual Meeting of Shareholders must be received by the Company no later than September 8, 2001 to be considered for inclusion in the Company's next Proxy Statement. Under the Securities and Exchange Commission's proxy rules, Proxies solicited by the Board of Directors for the 2001 Annual Meeting may be voted at the discretion of the persons named in such proxies (or their substitutes) with respect to any shareholder proposal not included in the Company's proxy statement if the Company does not receive notice of such proposal on or before November 21, 2001, unless the 2001 Annual Meting is not held within 30 days before or after the anniversary date of the 2001 Annual Meeting.

         A copy of the Company's Annual Report to Shareholders for the fiscal year ended June 30, 2000 has been provided to all shareholders. Shareholders are referred to the report for financial and other information about the Company, but such report is not incorporated in this proxy statement and is not part of the proxy soliciting material.

                                             By Order of the Board of Directors,


                                                      RICHARD ZAREMBA
                                                      Secretary

Dated:   January 5, 2001
         Farmingdale, New York

                                                                       EXHIBIT A

                         2001 EMPLOYEE STOCK OPTION PLAN

                                       OF

                                  MISONIX, INC.

1.       PURPOSES OF THE PLAN.

         This stock option plan (the "Plan") is designed to provide an incentive to key employees (including directors and officers who are key employees) of MISONIX, INC., a New York corporation (the "Company"), and its present and future subsidiary corporations, as defined in Paragraph 19 ("Subsidiaries"), and to offer an additional inducement in obtaining the services of such individuals. The Plan provides for the grant of (i) "incentive stock options" ("ISOs") within the meaning of
         Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and (ii) non-qualified stock options.

2.       STOCK SUBJECT TO THE PLAN.

         Subject to the provisions of Paragraph 12, the aggregate number of shares of Common Stock, $.01 par value per share, of the Company ("Common Stock") for which options may be granted under the Plan shall not exceed 1,000,000. Such shares of Common Stock may, in the discretion of the Board of Directors of the Company (the "Board of Directors"), consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan. Subject to the provisions of Paragraph 13, any shares of Common Stock subject to an option which for any reason expires, is canceled or is terminated unexercised or which ceases for any reason to be exercisable shall again become available for the granting of options under the Plan.

3.       ADMINISTRATION OF THE PLAN.

         The Plan shall be administered by a committee of the Board of Directors (the "Committee") consisting of not less than three Directors, each of whom shall be a "Non-Employee Director" within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). A majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Committee.

         Subject to the express provisions of the Plan, the Committee shall have the authority, in its sole discretion, to determine the key employees who shall receive options; whether options shall be ISOs or non-qualified options; the times when they shall receive options; the number of shares of Common Stock to be subject to each option; the term of each option; the date each option shall become exercisable; whether an option shall be exercisable in whole, in part or in installments, and, if in installments, the number of shares of Common Stock to be subject to each installment; whether the installments shall be cumulative; the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of any option; whether shares of Common Stock may be issued on exercise of an option as partly paid, and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price of each option; the form of payment of the exercise price; the amount, if any, necessary to satisfy the Company's obligation to withhold taxes; whether to restrict the sale or other disposition of the shares of Common Stock acquired upon the exercise of an option and to waive any such restriction; whether to subject the exercise of all or any portion of an option to the fulfillment of contingencies as specified in the contract referred to in Paragraph 11 (the "Contract"), including, without limitation, contingencies relating to entering into a covenant not to compete with the Company and its Parent and Subsidiaries, to financial objectives for the Company, a Subsidiary, a division, a product line or other category, and/or the period of continued employment of the optionee with the Company, its Parent or its Subsidiaries, and to determine whether such contingencies have been met; to construe the respective Contracts and the Plan; with the consent of the optionee, to cancel or modify an option, provided such option as modified would be permitted to be granted on such date under the terms of the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; and to make all other determinations necessary or advisable for administering the Plan. The determinations of the Committee on the matters referred to in this Paragraph 3 shall be conclusive.

4.       ELIGIBILITY.

         The Committee may, consistent with the purposes of the Plan, grant options from time to time, to key employees (including directors and officers who are key employees) of the Company or any of its Subsidiaries. Options granted shall cover such number of shares of Common Stock as the Committee may determine; provided, however, that the aggregate fair market value (determined at the time the option is granted) of the shares of Common Stock for which any eligible person may be granted ISOs under the Plan or any other plan of the Company, or of a Parent or a Subsidiary of the Company, which are exercisable for the first time by such optionee during any calendar year shall not exceed $100,000. The $100,000 ISO limitation shall be applied by taking ISOs into account in the order in which they were granted. Any option (or the portion thereof) granted in excess of such amount shall be treated as a non-qualified stock option.

5.       EXERCISE PRICE.

         The exercise price of the shares of Common Stock under each option shall be determined by the Committee; provided, however, that the exercise price shall not be less than 100% of the fair market value of the Common Stock subject to such option on the date of grant; and further provided, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the exercise price of such ISO shall not be less than 110% of the fair market value of the Common Stock subject to such ISO on the date of grant.

         The fair market value of the Common Stock on any day shall be (a) if the principal market for the Common Stock is a national securities exchange, the average between the high and low sales prices of the Common Stock on such day as reported by such exchange or on a consolidated tape reflecting transactions on such exchange, (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), and (i) if actual sales price information is available with respect to the Common Stock, the average between the high and low sales prices of the Common Stock on such day on NASDAQ, or (ii) if such information is not available, the average between the highest bid and the lowest asked prices for the Common Stock on such day on NASDAQ, or (c) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on NASDAQ, the average between the highest bid and lowest asked prices for the Common Stock on such day as reported on the NASDAQ OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; provided that if clauses (a), (b) and (c) of this Paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the fair market value of the Common Stock shall be determined by the Committee by any method consistent with applicable regulations adopted by the Treasury Department relating to stock options. The determination of the Committee shall be conclusive in determining the fair market value of the Common Stock.

6.       TERM.

         The term of each option granted pursuant to the Plan shall be such term as is established by the Committee, in its sole discretion, at or before the time such option is granted; provided, however, that the term of each option granted pursuant to the Plan shall be for a period not exceeding 10 years from the date of grant thereof, and further, provided, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the term of the option shall be for a period not exceeding five years from the date of grant. Options shall be subject to earlier termination as hereinafter provided.

7.       EXERCISE.

         An option (or any part or installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its principal office (at present 1938 New Highway, Farmingdale, New York 11735, Attn: Employee Stock Option Committee), stating which option is being exercised, specifying the number of shares of Common Stock as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the Contract permits installment payments) (a) in cash or by certified check, (b) with acquired shares of Common Stock having an aggregate fair market value, on the date of exercise, equal to the aggregate exercise price of all options being exercised or (c) by reducing the number of shares of Common Stock otherwise deliverable to the holder of an option upon exercise of the option, or with any combination of cash, certified check, shares of Common Stock or reduction as aforesaid.

         A person entitled to receive Common Stock upon the exercise of an option shall not have the rights of a shareholder with respect to such shares of Common Stock until the date of issuance of a stock certificate to him for such shares; provided, however, that until such stock certificate is issued, any option holder using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a shareholder with respect to such previously acquired shares.

         In no case may a fraction of a share of Common Stock be purchased or issued under the Plan.

8.       TERMINATION OF EMPLOYMENT.

         Any holder of an option whose employment with the Company (and its Parent and Subsidiaries) is terminated for any reason other than his death or Disability (as defined in Paragraph 19) may exercise such option, to the extent exercisable on the date of such termination, at any time within 90 days after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if his employment shall be terminated either (a) for cause, or (b) without the consent of the Company, said option shall terminate immediately. Options granted under the Plan shall not be affected by any change in the status of the holder so long as he continues to be a full-time employee of the Company, its Parent or any of its Subsidiaries (regardless of having been transferred from one corporation to another).

         For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an employee of such corporation for purposes of Section 422(a) of the Code. As a result, an individual on military, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of the leave does not exceed 90 days, or, if longer, so long as the individual's right to reemployment with the Company (or a related corporation) is guaranteed either by statute or by contract. If the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

         Nothing in the Plan or in any option granted under the Plan shall confer on any individual any right to continue in the employ of the Company, its Parent or any of its Subsidiaries, or interfere in any way with the right of the Company, its Parent or any of its Subsidiaries to terminate the employee's employment at any time for any reason whatsoever without liability to the Company, its Parent or any of its Subsidiaries.

9.       DEATH OR DISABILITY OF AN OPTIONEE.

         If an optionee dies (a) while he is employed by the Company, its Parent or any of its Subsidiaries, (b) within 90 days after the termination of his employment (unless such termination was for cause or without the consent of the Company) or (c) within one year following the termination of his employment by reason of Disability, the option may be exercised, to the extent exercisable on the date of his death, by his executor, administrator or other person at the time entitled by law to his rights under such option, at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired.

         Any optionee whose employment has terminated by reason of Disability may exercise his option, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

10.      COMPLIANCE WITH SECURITIES LAWS.

         The Committee may require, in its discretion, as a condition to the exercise of any option that either (a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Common Stock to be issued upon such exercise shall be effective and current at the time of exercise, or (b) there is an exemption from registration under the Securities Act for the issuance of shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any option under the Securities Act.

         The Committee may require the optionee to execute and deliver to the Company his representation and warranty, in form and substance satisfactory to the Committee, that the shares of Common Stock to be issued upon the exercise of the option are being acquired by the optionee for his own account, for investment only and not with a view to the resale or distribution thereof. In addition, the Committee may require the optionee to represent and warrant in writing that any subsequent resale or distribution of shares of Common Stock by such optionee will be made only pursuant to (i) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the optionee shall prior to any offer of sale or sale of such shares of Common Stock provide the Company with a favorable written opinion of counsel, in form and substance satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

         In addition, if at any time the Committee shall determine in its discretion that the listing or qualification of the shares of Common Stock subject to such option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an option or the issue of shares of Common Stock thereunder, such option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

11.      STOCK OPTION CONTRACTS.

         Each option shall be evidenced by an appropriate Contract which shall be duly executed by the Company and the optionee, and shall contain such terms and conditions not inconsistent herewith as may be determined by the Committee.

12.      ADJUSTMENTS UPON CHANGES IN COMMON STOCK.

         Notwithstanding any other provisions of the Plan, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, merger or consolidation in which the Company is the surviving corporation, split-up, combination or exchange of shares or the like, the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding option and the exercise price thereof shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive.

         In the event of (a) the liquidation or dissolution of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation, or (c) any other capital reorganization in which more than 50% of the shares of Common Stock of the Company entitled to vote are exchanged, any outstanding options shall vest in their entirety and become exercisable within the period of thirty (30) days commencing upon the date of the action of the shareholders (or the Board of Directors if shareholders' action is not required) is taken to approve the transaction and upon the expiration of that period all options and all rights thereto shall automatically terminate, unless other provision is made therefor in the transaction.

13.      AMENDMENTS AND TERMINATION OF THE PLAN.

         The Plan was adopted by the Board of Directors on October 30, 2000. No option may be granted under the Plan after October 29, 2010. The Board of Directors, without further approval of the Company's shareholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including, without limitation, in order that options granted hereunder meet the requirements for "stock options" under the Code, to comply with applicable requirements of the Securities Act and the Exchange Act, and to conform to any change in applicable law or to regulations or rulings of administrative agencies; provided, however, that no amendment shall be effective without the requisite prior or subsequent shareholder approval which would (a) except as contemplated in Paragraph 12, increase the maximum number of shares of Common Stock for which options may be granted under the Plan, (b) materially increase the benefits to participants under the Plan or (c) change the eligibility requirements for individuals entitled to receive options hereunder. No termination, suspension or amendment of the Plan shall, without the consent of the holder of an existing option affected thereby, adversely affect his rights under such option. The power of the Committee to construe and administer any options granted under the Plan prior to the termination or suspension of the Plan nevertheless shall continue after such termination or during such suspension.

14.      NON-TRANSFERABILITY OF OPTIONS.

         No option granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution or a qualified domestic relations order ("QDRO") as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and options may be exercised, during the lifetime of the holder thereof, only by him or his legal representatives or pursuant to a QDRO. Except to the extent provided above, options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.

15.      WITHHOLDING TAXES.

         The Company may withhold cash and/or shares of Common Stock to be issued with respect thereto having an aggregate fair market value equal to the amount which it determines is necessary to satisfy its obligation to withhold Federal, state and local income taxes or other taxes incurred by reason of the grant or exercise of an option, its disposition, or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the holder to pay to the Company such amount, in cash, promptly upon demand. The Company shall not be required to issue any shares of Common Stock pursuant to any such option until all required payments have been made. Fair market value of the shares of Common Stock shall be determined in accordance with Paragraph 5.

16.      LEGENDS; PAYMENT OF EXPENSES.

         The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon exercise of an option under the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, (b) implement the provisions of the Plan or any agreement between the Company and the optionee with respect to such shares of Common Stock, or (c) permit the Company to determine the occurrence of a "disqualifying disposition," as described in Section 421(b) of the Code, of the shares of Common Stock transferred upon the exercise of an option granted under the Plan.

         The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock upon the exercise of an option granted under the Plan, as well as all fees and expenses incurred by the Company in connection with such issuance.

17.      USE OF PROCEEDS.

         The cash proceeds from the sale of shares of Common Stock pursuant to the exercise of options under the Plan shall be added to the general funds of the Company and used for such corporate purposes as the Board of Directors may determine.

18.      SUBSTITUTIONS AND ASSUMPTIONS OF OPTIONS OF CERTAIN CONSTITUENT
         CORPORATIONS.

         Anything in this Plan to the contrary notwithstanding, the Board of Directors may, without further approval by the shareholders, substitute new options for prior options of a Constituent Corporation (as defined in Paragraph 19) or assume the prior options of such Constituent Corporation.

19.      DEFINITIONS.

         a. Subsidiary. The term "Subsidiary" shall have the same definition as "subsidiary corporation" in Section 424(f) of the Code.

         b. Parent. The term "Parent" shall have the same definition as "parent corporation" in Section 424(e) of the Code.

         c. Constituent Corporation. The term "Constituent Corporation" shall mean any corporation which engages with the Company, its Parent or any Subsidiary in a transaction to which Section 424(a) of the Code applies (or would apply if the option assumed or substituted were an ISO), or any Parent or any Subsidiary of such corporation.

         d. Disability. The term "Disability" shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

20.      GOVERNING LAW.

         The Plan, such options as may be granted hereunder and all related matters shall be governed by, and construed in accordance with, the laws of the State of New York.

21.      PARTIAL INVALIDITY.

         The invalidity or illegality of any provision herein shall not affect the validity of any other provision.

22.      SHAREHOLDER APPROVAL

         The Plan shall require the approval of a majority of the votes cast thereon by the shareholders of the Company at the next meeting of its shareholders. No options granted hereunder may be exercised prior to such approval, provided that the date of grant of any options granted hereunder shall be determined as if the Plan had not been subject to such approval. Notwithstanding the foregoing, if the Plan is not approved by a vote of the shareholders of the Company on or before October 29, 2001, the Plan and any options granted hereunder shall terminate.

PROXY

                                  MISONIX, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Gary Gelman and Michael A. McManus, Jr., as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock held of record by the undersigned on January 4, 2001 at the Annual Meeting of Shareholders to be held on February 6, 2001 or any adjournment thereof.

                       PLEASE MARK, SIGN, DATE AND RETURN
                THE PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED

-----------------------------               -----------------------------
ACCOUNT NUMBER                              NO. OF SHARES

--------------------------------------------------------------------------------
1.   Election of Directors:  GARY GELMAN, MICHAEL A. MCMANUS, JR.,
     HOWARD ALLIGER, ARTHUR GERSTENFELD.

FOR all Nominees      WITHHOLD                    (Instruction:  To withhold
listed (except as     AUTHORITY to vote           authority to vote for one or
marked to the         for all Nominees listed     more individual nominees
contrary)                                         write the nominee's name(s)
                                                  in the line provided below).

[ ]                   [ ]
                                                      ----------------------
2.   Approval of the 2001 Employee Stock Option Plan.


     FOR                         AGAINST                             ABSTAIN
     [ ]                           [ ]                                 [ ]

3. Approval of the selection of KPMG, LLP as the Company's independent accountants.

     FOR                         AGAINST                             ABSTAIN
     [ ]                           [ ]                                 [ ]

--------------------------------------------------------------------------------

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR THE ELECTION OF ALL DIRECTORS AND PROPOSALS 2 AND 3.

                             PLEASE SIGN EXACTLY AS NAME APPEARS HEREON.


                             -----------------------------------------------
                             (Signature)


                             -----------------------------------------------
                             (Signature if held jointly)

                             Dated:
                                   -----------------------------------------

When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. Please note any change in your address alongside the address as it appears in the proxy.

PLEASE MARK IN BLUE OR BLACK INK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.